SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported):           JUNE 15, 2000
                                                  ------------------------------



                       INTERNATIONAL FAST FOOD CORPORATION
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


        1-11386                                     65-0302338
------------------------                  --------------------------------
(Commission File Number)                  (IRS Employer Identification No.)


                          1000 LINCOLN ROAD, SUITE 200
                           MIAMI BEACH, FLORIDA                 33139
--------------------------------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code      (305) 531-5800
                                                   -----------------------------



                                 NOT APPLICABLE
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         ---------------------------------------------

         On June 15, 2000, Arthur Andersen LLP ("Arthur Andersen") resigned as independent auditors of International Fast Food Corporation, a Florida corporation (the "Registrant"). Because Arthur Andersen resigned, rather than being dismissed by the Registrant, neither the Registrant's Audit Committee or Board of Directors recommended or approved of a change in the Registrant's independent auditors.

         The reports of Arthur Andersen on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for modified opinions for the past two fiscal years relating to the Registrant's ability to continue as "going concern."

         In connection with Arthur Andersen's audits of the Registrant's financial statements for the two most recent fiscal years, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen would have caused them to make reference thereto in their report.

         The Registrant's Board of Directors intends to authorize the former accountant to respond fully to the inquiries of any successor accountant regarding the foregoing.

         None of the other reportable events listed in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Registrant during the Registrant's two most recent fiscal years and the subsequent interim period preceding Arthur Andersen's resignation.

         The Registrant has requested that Arthur Andersen furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether Arthur Andersen agrees or disagrees with the above statements. Such letter is filed as Exhibit 16.2 hereto.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
-------  -----------------------------------------------------
                  AND EXHIBITS
                  ------------

         (c)      EXHIBITS.


EXHIBIT NO.             DESCRIPTION                           SEQUENTIAL
-----------             -----------                           PAGE NUMBER
                                                              -----------


    16.1      Letter dated June 15, 2000, from
              Arthur Andersen, LLP to the Board of
              Directors of the Registrant resigning
              from their engagement as independent
              auditors of the Registrant

    16.2      Letter dated June 20, 2000 from
              Arthur Andersen LLP to the SEC.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                            INTERNATIONAL FAST FOOD CORPORATION



Dated:  June 20, 2000                       By: /S/ MITCHELL RUBINSON
                                                ---------------------
                                                 Mitchell Rubinson
                                                 Chairman of the Board and
                                                 Chief Executive Officer
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